LIMITED POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Philip T. Masterson and Maria McGarry, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his capacity as Director of The Penn Street Funds, Inc., to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 24th day of November, 2003.

/s/ John Lukan
--------------------
John Lukan

                            LIMITED POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints G. Michael Mara, Philip T. Masterson and Maria McGarry, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his capacity as Director of The Penn Street Funds, Inc., to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 10th day of December, 2003.

/s/ James Brinton
--------------------
James Brinton

                            LIMITED POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints G. Michael Mara, Philip T. Masterson and Maria McGarry, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his capacity as Director of The Penn Street Funds, Inc., to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 10th day of December, 2003.


/s/ Edmund B. Pyle III
--------------------------
Edmund B. Pyle III

                            LIMITED POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints G. Michael Mara, Philip T. Masterson and Maria McGarry, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his capacity as Director of The Penn Street Funds, Inc., to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 10th day of December, 2003.


/s/ Richard Stevens
------------------------
Richard Stevens

                            LIMITED POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints G. Michael Mara, Philip T. Masterson and Maria McGarry, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his capacity as Director of The Penn Street Funds, Inc., to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 10th day of December, 2003.


/s/ Garrett Williams
--------------------------
Garrett Williams

                            LIMITED POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Philip T. Masterson and Maria McGarry, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his capacity as Director of The Penn Street Funds, Inc., to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 10th day of December, 2003.

/s/ Michael Mara
------------------------------
Michael Mara